UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2005

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, Telephone	I.R.S. Employer Identification Number
1-4393	PUGET SOUND ENERGY, INC. A Washington Corporation 10885 - N.E. 4th Street, Suite 1200 Bellevue, Washington 98004-5591 (425) 454-6363	91-0374630

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01. Other Events

On May 23, 2005, Puget Sound Energy, Inc. (the “Company”) entered into a purchase agreement with Lehman Brothers Inc. and J.P. Morgan Securities Inc. (the “Purchase Agreement”), in connection with the public offering by Puget Sound Energy of $250,000,000 principal amount of 5.483% Senior Notes due June 1, 2035 (the “Senior Notes”). The Senior Notes are to be issued under an Indenture dated as of December 1, 1997, as supplemented by a Fourth Supplemental Indenture thereto, dated as of May 1, 2003, between the Company and U.S. Bank National Association, as trustee.

The Senior Notes were registered pursuant to a shelf registration statement (Registration No. 333-124153-01) on Form S-3 under the Securities Act of 1933, as amended (the “Registration Statement”), that Puget Sound Energy filed on April 19, 2005. The Securities and Exchange Commission (the “Commission”) declared the Registration Statement effective on May 4, 2005. The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Senior Notes that Puget Sound Energy filed with the Commission on May 25, 2005.

Initially, the Senior Notes will be secured by a series of the Puget Sound Energy’s electric utility first mortgage bonds, referred to as “Pledged First Mortgage Bonds,” which are secured by the Company’s electric utility property. The Pledged First Mortgage Bonds will be issued under the Company’s First Mortgage, dated as of June 2, 1924, as supplemented by an Eighty-First Supplemental Indenture thereto, dated as of March 1, 2005 (the “Eighty-First Supplemental Indenture”), between the Company and U.S. Bank National Association, as trustee.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Senior Notes, and all such exhibits are hereby incorporated into the Registration Statement by reference. A copy of the Purchase Agreement is filed as Exhibit 1.1, a copy of the Eighty-First Supplemental Indenture is filed as Exhibit 4.1 and certain information relating to Item 14—”Other expenses of issuance and distribution relating to the Registration Statement” is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
1.1	Purchase Agreement, dated May 23, 2005, among Puget Sound Energy, Inc., Lehman Brothers Inc. and J.P. Morgan Securities Inc.

4.1	Eighty-First Supplemental Indenture, dated March 1, 2005 between Puget Sound Energy, Inc. and U.S. Bank National Association, as trustee.

99.1	Information relating to Item 14—Other Expenses of Issuance and Distribution, relating to the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET SOUND ENERGY, INC.

Dated: May 25, 2005	By:	/s/ Donald E. Gaines
Donald E. Gaines Vice President Finance and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Purchase Agreement, dated May 23, 2005, among Puget Sound Energy, Inc., Lehman Brothers Inc. and J.P. Morgan Securities Inc.

4.1	Eighty-First Supplemental Indenture, dated March 1, 2005 between Puget Sound Energy, Inc. and U.S. Bank National Association, as trustee.

99.1	Information relating to Item 14—Other Expenses of Issuance and Distribution, relating to the Registration Statement.